PURCHASE AND SALE AGREEMENT


         This Agreement (the "Agreement") is entered into effective May 7, 1998, by and between New Direction Centers of America, L.L.C. as "Seller," and ND Acquisition Corp., as "Buyer."

         In consideration of the promises and undertakings set forth below, the parties agree as follows:

         1. REPRESENTATIONS BY SELLER.

                  1.1. Seller owns in fee simple the assets (the "Property") and has the liabilities (the "Liabilities") as described in Exhibit A attached hereto. These are not all the assets or liabilities of Seller.

                  1.2. Seller conducts a business on the Property under contract with the Oklahoma State Department of Corrections.

         2. PURCHASE AND SALE OF THE PROPERTY AND ASSUMPTION OF THE LIABILITIES. Seller agrees to sell the Property to Buyer, and Buyer agrees to buy the Property from Seller and to assume the payment obligation of the Liabilities, for the following consideration:

                  2.1. One million shares (the "Shares") of Common Stock of Sooner Holdings, Inc., an Oklahoma corporation, pursuant to the exemption from registration provided by Regulation D, Rule 506 of the Securities and Exchange Commission.

                  2.2. Buyer's promissory notes in principal amounts aggregating $1 million (the "Notes"), payable on the third anniversary of this Agreement together with ten percent a year simple interest, which interest is also payable on the third anniversary of this Agreement.

         3. CLOSING. The closing of this purchase and sale shall occur as soon as practicable.

SELLER:                                 NEW DIRECTION CENTERS OF
                                             AMERICA, L.L.C.



                                        By: /s/ Ron Alexander
                                            -------------------------------
                                            Ron Alexander, Manager


BUYER:                                  ND ACQUISITION CORP.



                                        By: /s/ R. C. Cunningham II
                                            -------------------------------
                                            R. C. Cunningham, President


                                 ACKNOWLEDGMENTS


STATE OF OKLAHOMA          )
                           )        SS.
COUNTY OF OKLAHOMA         )

         This instrument was acknowledged before me on May 8 , 1998, by Ron Alexander , as Manager of New Direction Centers of America, L.L.C., an Oklahoma limited liability company.

                                            /s/ Donita Kay Reeves
                                            -------------------------------
                                                    Notary Public


My commission expires:
  MY COMMISSION EXPIRES 9-22-2001
---------------------------------
         (SEAL)

STATE OF OKLAHOMA          )
                           )        SS.
COUNTY OF OKLAHOMA         )

         This instrument was acknowledged before me on May 8, 1998, by R. C. Cunningham II, as President of ND Acquisition Corp., an Oklahoma corporation.


                                            /s/ Donita Kay Reeves
                                            -------------------------------
                                                     Notary Public


My commission expires:
  MY COMMISSION EXPIRES 9-22-2001
----------------------------------
         (SEAL)


                            APPROVAL AND RATIFICATION

                  The undersigned, being owners in the aggregate of a majority interest in New Direction Centers of America, L.L.C., approve and ratify the action of the manager of New Direction Centers of America, L.L.C. in executing the Purchase and Sale Agreement effective May 7, 1998, by and between New Direction Centers of America, L.L.C. as "Seller" and ND Acquisition Corp., as "Buyer."

                                                                   No. of Shares
Member                                                               of the LLC
------                                                             -------------

CRI-LLC                                                                  242

By /s/ Chad Alexander
   -------------------------------
Talbot Investment Co.                                                    242

By
   -------------------------------

Ashley Property, Ltd.                                                    102

By /s/ Jim Helms
   -------------------------------

   /s/ Douglas S. Wall                                                    12
   -------------------------------
   Douglas S. Wall

Cunningham Family Trust Dated
November 30, 1989                                                        242

By /s/ R.C. Cunningham II
   -------------------------------
   R.C. Cunningham, II, Trustee

   -------------------------------                                        15
   David B. Talbot, III

   /s/ Robert J. Graham                                                   55
   -------------------------------
   Robert J. Graham

   -------------------------------                                        15
   David B. Talbot, Sr.

   /s/ Randall G. Brown                                                   10
   -------------------------------
   Randall G. Brown

   /s/ Fausta J. Bish                                                     60
   -------------------------------
   Fausta J. (Tina) Bish

   /s/ Velma Hubbard                                                       1
   -------------------------------
   Velma Hubbard

   /s/ Calvin I. Craft                                                     1
   -------------------------------
   Calvin I. Craft

   /s/ Jack Doolittle                                                      1
   -------------------------------
   Jack Doolittle

   /s/ Saquita Frazier                                                     1
   -------------------------------
   Saquita Frazier

TOTAL SHARES                                                           1,000

                                    EXHIBIT A
                                       TO
                           PURCHASE AND SALE AGREEMENT
                                     BETWEEN
                    NEW DIRECTION CENTERS OF AMERICA, L.L.C.
                                       AND
                           ND ACQUISITION CORP., INC.


A.    ASSETS.

            1. Seller's rights under that certain Lease Agreement of April 1, 1997 between Seller as "Tenant" and Horizon Lodges of America, Inc. as "Landlord" and pertaining to property located at 3115 North Lincoln Boulevard, Oklahoma City, Oklahoma (the "Lease Agreement").

      2. All other assets of Seller EXCEPT the capital stock of Horizon Lodges of America, Inc.

B.    LIABILITIES.

      1. Seller's obligations under the Lease Agreement and the obligations set forth in that certain Royalty Agreement of April 2, 1997 entered into by New Direction Centers of America, L.L.C., George Ruppert, Barbara Ruppert, and Hal Ruppert; provided, however, that should Buyer elect not to exercise an option to renew the Lease Agreement, as set forth in paragraph 3(b) of the Lease Agreement, Buyer shall reassign to Seller the rights of the Lease Agreement and Seller shall reassume the obligations of the Lease Agreement and of the Ruppert Royalty Agreement at least 30 days prior to the expiration of the Lease Agreement.


Initials:  /s/ RCC
           ------------

           /s/ RA
           ------------